EX-99.d EX A TO ADVSR CONTR
                                                                  Exhibit (d)(2)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                   EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

                           EFFECTIVE DECEMBER 4, 2002

                                EFFECTIVE DATES:
                                ----------------

PORTFOLIO                                                     EFFECTIVE DATE
---------                                                     --------------
Large Cap Value Fund                                          April 2, 1991
Mid Cap Value Fund                                            April 2, 1991
Fixed Income Fund                                             April 2, 1991
Intermediate Tax Free Fund                                    April 2, 1991
Intermediate Term Income Fund                                 September 15, 1992
Equity Index Fund                                             September 15, 1992
Limited Term Income Fund                                      September 15, 1992
Balanced Fund                                                 September 15, 1992
Minnesota Intermediate Tax Free Fund                          December 31, 1993
Colorado Intermediate Tax Free Fund                           December 31, 1993
Small Cap Growth Fund                                         December 31, 1993
Technology Fund                                               December 31, 1993
International Fund                                            December 31, 1993
Equity Income Fund                                            January 31, 1994
Large Cap Growth Fund                                         January 31, 1994
Real Estate Securities Fund                                   June 12, 1995
Health Sciences Fund                                          January 31, 1996
Oregon Intermediate Tax Free Fund                             August 5, 1997
California Intermediate Tax Free Fund                         August 5, 1997
Small Cap Value Fund                                          November 21, 1997
Tax Free Fund                                                 July 24, 1998
Minnesota Tax Free Fund                                       July 24, 1998
Mid Cap Growth Fund                                           July 24, 1998
Emerging Markets Fund                                         July 24, 1998
Strategic Income Fund                                         July 24, 1998
California Tax Free Fund                                      February 1, 2000
Arizona Tax Free Fund                                         February 1, 2000
Colorado Tax Free Fund                                        February 1, 2000
Corporate Bond Fund                                           February 1, 2000
Nebraska Tax Free Fund                                        February 28, 2001
High Yield Bond Fund                                          February 28, 2001
Large Cap Core Fund                                           May 2, 2001
Mid Cap Core Fund                                             May 2, 2001
Micro Cap Fund                                                May 2, 2001
Small Cap Core Fund                                           May 2, 2001
Mid Cap Index Fund                                            May 2, 2001
Small Cap Index Fund                                          May 2, 2001
Bond IMMDEX Fund                                              May 2, 2001
U.S. Government Securities Fund                               May 2, 2001
Missouri Tax Free Fund                                        May 2, 2001

Ohio Tax Free Fund                                            April 30, 2002
Short Tax Free Fund                                           October 25, 2002
Intermediate Government Bond Fund                             October 25, 2002
Large Cap Select Fund                                         December 4, 2002


                                 ADVISORY FEES:
                                 --------------

                                                                                      ANNUAL ADVISORY FEE
                                                                                      AS A PERCENTAGE OF
PORTFOLIO                                         AVERAGE DAILY NET ASSETS         AVERAGE DAILY NET ASSETS
---------                                         ------------------------         ------------------------
Large Cap Value Fund(1)                                On All Assets                         .65%
Mid Cap Value Fund                                     On All Assets                         .70%
Fixed Income Fund                                      On All Assets                         .50%
Intermediate Tax Free Fund                             On All Assets                         .50%
Intermediate Term Income Fund                          On All Assets                         .50%
Equity Index Fund                                      On All Assets                         .25%
Limited Term Income Fund                               On All Assets                         .50%
Balanced Fund(1)                                       On All Assets                         .65%
Minnesota Intermediate Tax Free Fund                   On All Assets                         .50%
Colorado Intermediate Tax Free Fund                    On All Assets                         .50%
Small Cap Growth Fund                                  On All Assets                         .70%
Technology Fund                                        On All Assets                         .70%
International Fund(2)                                  On All Assets                        1.10%
Equity Income Fund(1)                                  On All Assets                         .65%
Large Cap Growth Fund(1)                               On All Assets                         .65%
Real Estate Securities Fund                            On All Assets                         .70%
Health Sciences Fund                                   On All Assets                         .70%
Oregon Intermediate Tax Free Fund                      On All Assets                         .50%
California Intermediate Tax Free Fund                  On All Assets                         .50%
Small Cap Value Fund                                   On All Assets                         .70%
Tax Free Fund                                          On All Assets                         .50%
Minnesota Tax Free Fund                                On All Assets                         .50%
Mid Cap Growth Fund                                    On All Assets                         .70%
Emerging Markets Fund                                  On All Assets                        1.15%
Strategic Income Fund                                  On All Assets                         .70%
California Tax Free Fund                               On All Assets                         .50%
Arizona Tax Free Fund                                  On All Assets                         .50%
Colorado Tax Free Fund                                 On All Assets                         .50%
Corporate Bond Fund                                    On All Assets                         .70%
Nebraska Tax Free Fund                                 On All Assets                         .50%
High Yield Bond Fund                                   On All Assets                         .70%
Large Cap Core Fund(1)                                 On All Assets                         .65%
Mid Cap Core Fund                                      On All Assets                         .70%
Micro Cap Fund                                         On All Assets                        1.40%
Small Cap Core Fund                                    On All Assets                         .70%
Mid Cap Index Fund                                     On All Assets                         .25%
Small Cap Index Fund                                   On All Assets                         .40%
Bond IMMDEX Fund                                       On All Assets                         .30%
U.S. Government Securities Fund                        On All Assets                         .50%
Missouri Tax Free Fund                                 On All Assets                         .50%
Ohio Tax Free Fund                                     On All Assets                         .50%
Short Tax Free Fund                                    On All Assets                         .50%

Intermediate Government Bond Fund                      On All Assets                         .50%
Large Cap Select Fund                                  On All Assets                         .65%

(1) The Adviser has agreed to a breakpoint schedule with each of Large Cap Growth Fund, Large Cap Core Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund. The advisory fee paid separately by each of these funds will be based on an annual rate of 0.65% for the first $3 billion of each fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

(2) The Adviser has agreed to a breakpoint schedule with International Fund. The advisory fee paid by this fund will be based on an annual rate of 1.10% for the first $1.5 billion of the fund's average daily net assets; 1.05% for average daily net assets in excess of $1.5 billion up to $2.5 billion; and 1.00% for average daily net assets in excess of $2.5 billion.